Supplement Dated May 21, 2008 to the

RESERVE LIQUID PERFORMANCE MONEY MARKET FUND

of the Reserve Fund

Prospectus Dated March 28, 2008

The first and second paragraphs under the section entitled “How to Sell Shares” in the Prospectus is amended by deleting the paragraphs in their entirety and replacing them with the following:

You may redeem your shares on each day that the Fund’s NAV is calculated. Shares will be redeemed at the next NAV determined after a proper redemption request, by telephone or in writing, is received by the Fund or by an authorized financial intermediary. Redemption requests received after the cut-off time for the calculation of the Fund’s final NAV on any day will be redeemed at the net asset value calculated on the next business day. Proceeds from a redemption request will be transmitted to a shareholder no later than the next business day after the receipt of the redemption request in good order. Shares do not earn dividends on the day a redemption is processed, regardless of the time the order is received.

Redemption proceeds can be paid by check, ACH or wire transfer. When redeeming recently purchased shares, please be aware that if the Fund has not yet collected payment for the shares you are selling, it will delay sending the proceeds until it has collected payment (usually not more than ten business days). The Fund may suspend the redemption of shares if trading is restricted on the NYSE, if an emergency is declared by the SEC or if otherwise permitted by SEC order.